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                                                                Exhibit 5(vi)(i)

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(CUNA MUTUAL GROUP LOGO)
CUNA MUTUAL INSURANCE SOCIETY
2000 HERITAGE WAY WAVERLY, IA 50677

                       FLEXIBLE PREMIUM DEFERRED VARIABLE
                               ANNUITY APPLICATION


REQUIRED
------------------------------------------------------------------------------------------------------------------------------------
MEMBERS(R) Variable Annuity III                                                    CREDIT UNION NO. [ ] Check If Not Applicable.
------------------------------------------------------------------------------------------------------------------------------------
1.       ANNUITANT / OWNER Must be no older than age 85 on contract issue date.
         If annuitant is under age 18 (19 in NE & AL, 21 in MS) an owner must be
         named in Section 3a or 3b.                                                Gender:         [ ] Male     [ ] Female

Name                                                                               U.S. Citizen:   [ ] Yes      [ ] No
    ----------------------------------------------------------------------------
         First                      Middle                   Last
                                                                                   SSN        --      --
                                                                                       ------    ----     --------
Address
       -------------------------------------------------------------------------
                                                                                   Date of Birth
                                                                                                  -----    ---    ----
Address                                                                                           Month    Day    Year
        ------------------------------------------------------------------------

City                                  State           ZIP                          Day Phone ----------------------------------
     --------------------------------      ---------     ----------------------                  Including area code

OPTIONAL
------------------------------------------------------------------------------------------------------------------------------------
2.       CO-ANNUITANT / CO-OWNER NONQUALIFIED ONLY Check one. N/A with Spouse
         Benefits in Sections 9 and 10. Must be no older than age 85 on the contract issue date and for b. & c. must be at least age 18 (19 in NE &
         AL, 21 in MS).                                                            Relationship to
                                                                                   Annuitant
                                                                                             ----------------------------------
         [ ] a. CO-ANNUITANT Must be spouse of annuitant.
         [ ] b. CO-OWNER
         [ ] c. CO-ANNUITANT & CO-OWNER Must be spouse of annuitant.               Gender:         [ ] Male     [ ] Female

Name                                                                               U.S. Citizen:   [ ] Yes      [ ] No
    ----------------------------------------------------------------------------
         First                      Middle                   Last
                                                                                   SSN        --      --
                                                                                       ------    ----     --------
Address
       -------------------------------------------------------------------------
                                                                                   Date of Birth
                                                                                                  -----    ---    ----
Address                                                                                           Month    Day    Year
        ------------------------------------------------------------------------

City                                  State           ZIP                          Day Phone ----------------------------------
     --------------------------------      ---------     ----------------------                  (Including area code)

OPTIONAL - COMPLETE ONLY ONE
------------------------------------------------------------------------------------------------------------------------------------
3a.      OWNER-INDIVIDUAL NONQUALIFIED ONLY If other than annuitant/owner.         Relationship to
         Must be at least age 18 (19 in NE & AL, 21 in MS) and no older than       Annuitant
         age 85 on the contract issue date.
                                                                                   Gender:         [ ] Male          [ ] Female


Name                                                                               U.S. Citizen:   [ ] Yes      [ ] No
     ---------------------------------------------------------------------------
                                                                                   SSN        --      --
                                                                                       ------    ----     --------
Address                                                                            Date of Birth
        ------------------------------------------------------------------------                 -----    ---    ----
                                                                                                 Month    Day     Year

Address
        ------------------------------------------------------------------------
                                                                                  Day Phone
City                                  State           ZIP                                   --------------------------
     --------------------------------      ---------     ----------------------                (Including area code)

------------------------------------------------------------------------------------------------------------------------------------
3b.      OWNER-TRUST NONQUALIFIED ONLY Include a copy of the page(s) of the trust document which contains trust name, trust date, trustee name(s), investment authority, and signature(s); or use form 1919(CML) Trustee Certification.

Name of Trust
             -------------------------------------------------------------------
                                                                                   SSN        --      --
                                                                                       ------    ----     --------
ATTN                                                                               or
     ---------------------------------------------------------------------------
                                                                                   EIN         --
                                                                                        ------    -------------------
Address
        ------------------------------------------------------------------------

City                                  State           ZIP                           Date of Trust
     --------------------------------      ---------     ----------------------                   -----    ---    ----
                                                                                                  Month    Day     Year
Trustee Name(s)
                --------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3c.      OWNER-CREDIT UNION 457(b) AND 457(f) PLANS ONLY

Name of Credit Union
                     -----------------------------------------------------------
                                                                                   EIN      --
                                                                                       ----    -------------------
ATTN
     ---------------------------------------------------------------------------
                                                                                   -------------------------------------------------
                                                                                  Title of Authorized Officer signing in Section 21.
Address
        ------------------------------------------------------------------------

City                                  State           ZIP
     --------------------------------      ---------     ----------------------

REQUIRED
------------------------------------------------------------------------------------------------------------------------------------
4.       REPLACEMENT

Do you have any existing life insurance or annuities with our company or any other company? [ ] Yes [ ] No

Will this contract replace, discontinue or change any existing life insurance or annuities with our company or any other company?
[ ] Yes [ ] No If Yes: What Company?
                                     --------------------------------------------------------------------------------------------
                       What Contract Number?
                                            -------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
VAAPP-2007                                                     Page 1                                                           1007
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REQUIRED
------------------------------------------------------------------------------------------------------------------------------------
5. PRIMARY BENEFICIARY Right to change reserved unless otherwise specified. Relationship and address required.

                                                                                    Relationship
Name                                                                                to Annuitant
     ---------------------------------------------------------------------------                 -----------------------------------
                  First                   Middle                   Last

Address                                                       City                      State                ZIP
       ------------------------------------------------------     --------------------       --------------     --------------------

                                                                                    Relationship
Name                                                                                to Annuitant
     ---------------------------------------------------------------------------                 -----------------------------------
                  First                   Middle                   Last

Address                                                       City                      State                ZIP
       ------------------------------------------------------     --------------------       --------------     --------------------

                                                                                    Relationship
Name                                                                                to Annuitant
     ---------------------------------------------------------------------------                 -----------------------------------
                  First                   Middle                   Last

Address                                                       City                      State                ZIP
       ------------------------------------------------------     --------------------       --------------     --------------------

Name of Trust                                                                       Date of Trust
             ---------------------------------------------------------------------                ----------------------------------

Trustee name(s)
                --------------------------------------------------------------------------------------------------------------------

To list more beneficiaries, use Section 20 or a separate signed and dated paper. DO NOT include fractions or percentages for even distribution of death proceeds. If no primary beneficiary is listed, the primary beneficiary will be the estate of the annuitant.
The owner has the right to predetermine how the beneficiary will receive the death benefit by completing the Beneficiary Designation
With Restricted Payout Options form. Specific limitations are described in the form.

OPTIONAL
------------------------------------------------------------------------------------------------------------------------------------
6. CONTINGENT BENEFICIARY Right to change reserved unless otherwise specified. Relationship and address required.

                                                                                    Relationship
Name                                                                                to Annuitant
     ---------------------------------------------------------------------------                 -----------------------------------
                  First                   Middle                   Last

Address                                                       City                      State                ZIP
       ------------------------------------------------------     --------------------       --------------     --------------------

                                                                                    Relationship
Name                                                                                to Annuitant
     ---------------------------------------------------------------------------                 -----------------------------------
                  First                   Middle                   Last

Address                                                       City                      State                ZIP
       ------------------------------------------------------     --------------------       --------------     --------------------

                                                                                    Relationship
Name                                                                                to Annuitant
     ---------------------------------------------------------------------------                 -----------------------------------
                  First                   Middle                   Last

Address                                                       City                      State                ZIP
       ------------------------------------------------------     --------------------       --------------     --------------------

Name of Trust                                                                       Date of Trust
             ---------------------------------------------------------------------                ----------------------------------

Trustee name(s)
                --------------------------------------------------------------------------------------------------------------------

To list more beneficiaries, use Section 20 or a separate signed and dated paper. DO NOT include fractions or percentages for even distribution of death proceeds. The owner has the right to predetermine how the beneficiary will receive the death benefit by completing the Beneficiary Designation With Restricted Payout Options form. Specific limitations are described in the form.

OPTIONAL
------------------------------------------------------------------------------------------------------------------------------------
7. PROSPECTUS AND ANNUAL REPORTS E-MAIL AUTHORIZATION

[ ]      I consent to receiving the prospectus, annual and semiannual reports online. I understand this will be in effect until I revoke it. I understand I can receive paper copies at any time by calling 1-800-798-5500. I understand I could incur outside costs by receiving documents online; but I will not be charged by CUNA Mutual Insurance Society. My e-mail address is:

         Owner's e-mail address:
                                 ---------------------------------------------------------------------------------------------------
         Co-owner's (if any) e-mail address
         if different than the owner:
                                      ----------------------------------------------------------------------------------------------
                                                      THESE REPORTS ARE PDF FILES WHICH REQUIRE ADOBE READER.

OPTIONAL
------------------------------------------------------------------------------------------------------------------------------------
8. TELEPHONE/FAX/INTERNET AUTHORIZATION See the Telephone/Fax/Internet Authorization(Form CLS-56) for details on what transactions can be done by telephone/fax/internet.

I understand that I will automatically have telephone/fax/internet authorization unless the following box is marked:

         [ ] I do NOT want telephone/fax/internet authorization

I understand that the representative(s) assigned to my contract will automatically have telephone/fax/internet authorization unless the following box is marked:

         [ ] I do NOT want the representative(s) assigned to my contract to have telephone/fax/internet authorization

HOME OFFICE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
9. HOME OFFICE USE ONLY


------------------------------------------------------------------------------------------------------------------------------------
VAAPP-2007                                                     Page 2
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REQUIRED
------------------------------------------------------------------------------------------------------------------------------------
10. PLAN OPTION AND PLAN TYPE Check one plan option and one plan type.

    [ ] STANDARD                             [ ] L-SHARE (Four-Year)                    [ ] PURCHASE PAYMENT CREDIT (Extra Credit)
        [ ] Nonqualified                         [ ] Nonqualified                           [ ] Nonqualified
        [ ] Traditional IRA                      [ ] Traditional IRA                        [ ] Traditional IRA
        [ ] Roth IRA                             [ ] Roth IRA                               [ ] Roth IRA
        [ ] SEP IRA                              [ ] SEP IRA                                [ ] SEP IRA
        [ ] Beneficiary IRA                      [ ] Beneficiary IRA                        [ ] Beneficiary IRA
        [ ] 457(b)                               [ ] 457(b)                                 [ ] 457(b)
        [ ] 457(f)                               [ ] 457(f)                                 [ ] 457(f)

------------------------------------------------------------------------------------------------------------------------------------
11. INITIAL PURCHASE PAYMENT Enter initial purchase payment amount(s) in the row that corresponds with the plan type.

                         NON-1035 EXCH AMOUNT   1035 EXCHANGE AMOUNT
                         --------------------   --------------------
Nonqualified

                         $                      $
                         --------------------   --------------------
(Min. Total First Year:
        $5,000)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          CURRENT YR         PRIOR YR             CONVERSION
                            ROLLOVER AMOUNT        TRANSFER AMOUNT       CONTRIBUTION      CONTRIBUTION             AMOUNT
                         --------------------   --------------------     ------------      ------------   --------------------------

Traditional IRA                                                                                          AMOUNT FROM TRADITIONAL IRA
Roth IRA                                                                  YEAR              YEAR         BEING CONVERTED TO ROTH IRA
SEP IRA                                                                        ------            ------
                         $                      $                        $                 $              $
                         --------------------   --------------------     ------------      ------------   -------------------------
(Min. Total First Year:
        $2,000)
------------------------------------------------------------------------------------------------------------------------------------
                            ROLLOVER AMOUNT        TRANSFER AMOUNT
                         --------------------   --------------------
Beneficiary IRA
  (Also complete
  forms CLS-520,                                                                    TOTAL INITIAL PURCHASE PAYMENT
CLS-521 & CLS-381)       $                      $
                         --------------------   --------------------                    $
(Min. Total First Year:                                                                 ----------------------
        $2,000)                                                                 Total of dollar amounts in Section 11.

                           NEW MONEY AMOUNT        TRANSFER AMOUNT       MAKE CHECK PAYABLE TO CUNA MUTUAL INSURANCE SOCIETY.
                         --------------------   --------------------
Credit Unions only:                                                          THE INITIAL PURCHASE PAYMENT APPLIED WILL BE
                                                                          EQUAL TO THE ACTUAL AMOUNT RECEIVED BY THE COMPANY.
457(b)
457(f)                   $                      $
                         --------------------   --------------------
(Min. Total First Year:
        $2,000)

OPTIONAL
------------------------------------------------------------------------------------------------------------------------------------
12. FUTURE PURCHASE PAYMENTS Check only one billing type.

$                           (Min: $25 per billing for Automatic & List Bill, $100 for Direct Bill)
---------------------------

AUTOMATIC (ACH) Complete Section 13 - Future Payments.

LIST BILL - [ ] Weekly  [ ] Bi-weekly  [ ] Monthly  [ ] Quarterly  [ ] Semiannually  [ ] Annually

For all plan types, complete Employer List Bill Agreement form PA-7, if not already on file. For 403(b) TSA plans, also complete
Salary Reduction Agreement form 687A.

DIRECT BILL - [ ] Quarterly  [ ] Semiannually  [ ] Annually

OPTIONAL
------------------------------------------------------------------------------------------------------------------------------------
13. AUTOMATIC PAYMENT PLAN AUTHORIZATION (ACH)

[ ] INITIAL PAYMENT: I hereby authorize the Company and the financial institution named below to retain my account information
    and make a debit entry for my initial payment in the amount of $                   .
                                                                   --------------------

[ ] FUTURE PAYMENTS: I authorize the Company and the financial institution named below to retain my account information and to initiate deductions or credits to my account by electronic funds transfer or paper draft. This authorization will remain in effect until revoked by me in writing or by telephone.

    Frequency:  [ ] Monthly  [ ] Quarterly  [ ] Semiannually  [ ] Annually

    Indicate the amount: $                      Indicate the                   (month) and      (day: 1-28 only) this should begin.
                         ----------------------              -----------------             ----
                         (Deductions will occur on the first of the month unless another date is selected.)

    I understand I will receive quarterly statements for my variable annuity.

Financial Institution                                                   Routing Number
                      ------------------------------------------------                 ---------------------------------------------

Address                                                                 Account Number
        --------------------------------------------------------------                 ---------------------------------------------

City                                           State
     ----------------------------------------        -----------------
                                                                        [ ] Share Draft/Checking (Attach blank voided check.)
Phone Number                                                            [ ] Share Account/Savings (Only available for accounts
             ---------------------------------------------------------      accepting electronic transactions.)

Signature of Account Owner, if other than the Annuitant or Owner
                                                                 -------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
VAAPP-2007                                                     PAGE 3


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OPTIONAL
------------------------------------------------------------------------------------------------------------------------------------
14. OPTIONAL LIVING BENEFITS - COMPLETE 14a OR 14b (NOT BOTH), THEN COMPLETE 14c OR 14d.

    14a. GUARANTEED MINIMUM ACCUMULATION BENEFIT Available at an additional charge. Not available if Beneficiary IRA or 403(b) TSA
         (Principal Protector)                   plan type in Section 10 is chosen.

         [ ] Guaranteed Minimum Accumulation Benefit
    --------------------------------------------------------------------------------------------------------------------------------

    14b. GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) Available at an additional charge. Not available if Beneficiary IRA or
         (Income Protector Plus)                      403(b) TSA plan type in Section 10 is chosen. Check only one GMWB.

                                                                                (If co-annuitant or co-annuitant/co-owner is
         [ ] GMWB with Minimum Guarantee Death Benefit Issues ages 45 - 85      desired, the younger spouse must be named
                                                                                annuitant/owner in Section 1 and the older
         [ ] GMWB with Maximum Anniversary Death Benefit Issue ages 45 - 75     spouse must be named in Section 2.)

         STEP-UP OPTION: ONCE ELECTED, STEP-UPS WILL OCCUR ON EACH ANNIVERSARY. IF NOT CHECKED BELOW, STEP-UPS MAY BE ELECTED AFTER
         CONTRACT ISSUE.

         [ ] I elect the automatic step-up option.

    REQUIRED WITH 14a AND 14b.
    --------------------------------------------------------------------------------------------------------------------------------
    14c. PURCHASE PAYMENT ALLOCATION - REQUIRED WITH 14a AND 14b.
                                                                                            DCA FIXED PERIOD(S) TRANSFERS***
         YOU MAY ALLOCATE 100% TO ONE OF THE FOLLOWING:                                     Check only one of the seven or Customize
                                                                                              100% TO ONE OF THE FOLLOWING:
         [ ] Conservative Allocation Subaccount    [ ] DCA 6 Month*
         [ ] Moderate Allocation Subaccount        [ ] DCA 1 Year*                            [ ] Conservative Allocation Subaccount
         [ ] Conservative Moderate Blend           *Complete the DCA Fixed Period(s)          [ ] Moderate Allocation Subaccount
             (48% Conservative Allocation/52%      Transfers section to the right.            [ ] Conservative Moderate Blend
             Moderate Allocation)                  =======================>                   [ ] Diversified Income Subaccount
         [ ] Diversified Income Subaccount         Any future purchase payments will be       [ ] 7-14 Yrs Conservative Model
         [ ] 7-14 Yrs Conservative Model**         automatically allocated according to the   [ ] 15+ Yrs Conservative Model
         [ ] 15+ Yrs Conservative Model**          DCA Transfer Program selected to the       [ ] 7-14 Yrs Moderate Model
         [ ] 7-14 Yrs Moderate Model**             right, unless otherwise specified.
                                                                                              OR, CUSTOMIZED ALLOCATION
    **Automatically include Annual Portfolio Rebalancing.
                                                                                                % Conservative Allocation Subaccount
                                                                                                % Moderate Allocation Subaccount
                                                                                                % Diversified Income Subaccount
                                                                                                  === Must total 100% ===

    ***Monthly transfers will begin 1 month after allocation to the DCA fixed period(s). If the transfer date falls on a weekend or holiday, the transfer will be made on the following valuation day. Transfers of equal monthly amounts will deplete the DCA fixed amount(s). The transfers will occur automatically for the duration of the fixed period(s) according to the subaccounts selected above.

    --------------------------------------------------------------------------------------------------------------------------------
    14d. OR, CUSTOMIZE THE ALLOCATION BELOW. (Whole %; minimum 1% per subaccount; must total 100%)

               % Conservative Allocation Subaccount            % Moderate Allocation Subaccount
               % Diversified Income Subaccount

    WHEN A LIVING BENEFIT IS SELECTED, SKIP SECTION 18.

OPTIONAL
------------------------------------------------------------------------------------------------------------------------------------
15. SPOUSAL CONTINUATION Available at no additional charge. Not available if Beneficiary IRA, 457(b) or 457(f) plan type is chosen in Section 10.

    I understand this benefit will be added automatically if:

        a.  There is a sole annuitant/owner (no one is named in Sections 2 and 3); and

        b.  The annuitant/owner's spouse is named as the sole primary beneficiary in Section 5.
            (A contingent beneficiary(ies) may be named in Section 6)

    [ ] I do NOT want Spousal Continuation

OPTIONAL
------------------------------------------------------------------------------------------------------------------------------------
16. OPTIONAL DEATH BENEFIT(S) Available at an additional charge. Available only if the annuitant is age 75 or less on the contract issue date and none of the GMWB options were selected in Section 14b.

    APPLIES TO DEATH OF ANNUITANT:

    [ ] Maximum Anniversary Death Benefit

    [ ] 3% Annual Guarantee Death Benefit

    [ ] Earnings Enhanced Death Benefit Available only if Maximum Anniversary and/or 3% Annual Guarantee are selected. Not available if Spouse Beneficiary Death Benefit, below, is selected. Not available with Purchase Payment Credit plan option.

OPTIONAL
------------------------------------------------------------------------------------------------------------------------------------
17. OPTIONAL SPOUSE DEATH BENEFIT Available at an additional charge.

    [ ] Spouse Beneficiary Death Benefit

                                                Spouse Date of Birth                           [ ] Male [ ] Female
                                                                      -- -- -- -- -- -- -- --
                                                                      Month  Day   Year
    Available only if:
        a.  Nonqualified plan type is chosen in Section 10;

        b.  The annuitant/owner and their spouse beneficiary are both age 75 or less on the contract issue date;

        c.  There is a sole annuitant/owner (no one is named in Sections 2 and 3);

        d.  The annuitant/owner's spouse is named as the sole primary beneficiary in Section 5;
            (A contingent beneficiary(ies) may be named in Section 6)

        e.  The Earnings Enhanced Death Benefit is not applied for; and

        f.  The annuitant/owner's spouse signs in Section 21.

------------------------------------------------------------------------------------------------------------------------------------
VAAPP-2007                                                     PAGE 4
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
REQUIRED (EXCEPT WHEN USING SECTION 14) - COMPLETE 18a OR 18b.
------------------------------------------------------------------------------------------------------------------------------------
18. PURCHASE PAYMENT ALLOCATIONS - COMPLETE 18a OR 18b. SKIP IF USING LIVING BENEFIT SECTION 14.
------------------------------------------------------------------------------------------------------------------------------------
    18a. MODEL - PURCHASE PAYMENT ALLOCATION Check one. Model Allocation selections automatically include Annual Portfolio
                                             Rebalancing.

           CONSERVATIVE MODEL                             MODERATE MODEL                             AGGRESSIVE MODEL
------------------------------------------  ------------------------------------------  --------------------------------------------
[ ] 7 - 14 Years      [ ] 15+ Years         [ ] 7 - 14 Years      [ ] 15+ Years         [ ] 7 - 14 Years       [ ] 15+ Years
5% Mid Cap Value      5% Mid Cap Value      10% Mid Cap Value     10% Mid Cap Value     10% Mid Cap Value      10% Mid Cap Value
10% Large Cap Growth  10% Large Cap Growth  10% Large Cap Growth  13% Large Cap Growth  15% Large Cap Growth   20% Large Cap Growth
25% Large Cap Value   20% Large Cap Value   20% Large Cap Value   15% Large Cap Value   15% Large Cap Value    10% Large Cap Value
45% Bond              35% Bond              30% Bond              15% Bond              15% Bond               5% Bond
5% International      10% International     10% International     15% International     15% International      20% International
   Stock                  Stock                 Stock                 Stock                 Stock                  Stock
5% Mid Cap Growth     5% Mid Cap Growth     5% Mid Cap Growth     5% Mid Cap Growth     10% Mid Cap Growth     10% Mid Cap Growth
5% High Income        5% High Income        5% High Income        10% High Income       10% High Income        5% High Income
                      5% Global Securities  5% Global Securities  7% Global Securities  5% Global Securities   10% Global Securities
                      5% Small Cap Value    5% Small Cap Value    5% Small Cap Growth   5% Small Cap Value     5% Small Cap Growth
                                                                  5% Small Cap Value                           5% Small Cap Value

------------------------------------------------------------------------------------------------------------------------------------
    18b. CUSTOMIZED - PURCHASE PAYMENT ALLOCATION
                    INVESTMENT OPTIONS                                                       DCA FIXED PERIOD(S) TRANSFERS**
------------------------------------------------------------------------------------------------------------------------------------
(Whole %; minimum 1% per subaccount or fixed period; minimum: $1,000 per fixed period)     (Whole %; minimum 1% per subaccount)

                                                                                     6 Month 1 Year
     % Mid Cap Value                                                                                % Mid Cap Value
----                                                                                 ------- ------
     % Large Cap Growth               % DCA 6 Month*                                                % Large Cap Growth
----                             ----                                                ------- ------
     % Large Cap Value                % DCA 1 Year*                                                 % Large Cap Value
----                             ----                                                ------- ------
     % Diversified Income        *COMPLETE THE DCA FIXED PERIOD(S)                                  % Diversified Income
----                             TRANSFERS SECTION TO THE RIGHT.                     ------- ------
     % Bond                      ==========================>                                        % Bond
----                                                                                 ------- ------
     % Money Market              IF NOT COMPLETED, TRANSFERS WILL BE                                % Money Market
----                             AUTOMATICALLY DISTRIBUTED TO THE MONEY              ------- ------
     % International Stock       MARKET SUBACCOUNT.                                                 % International Stock
----                                                                                 ------- ------
     % Mid Cap Growth                 % 1 Year                                                      % Mid Cap Growth
----                             ----                                                ------- ------
     % High Income                                                                                  % High Income
----                                                                                 ------- ------
     % Global Securities                                                                            % Global Securities
----                                                                                 ------- ------
     % Conservative Allocation                                                                      % Conservative Allocation
----                                                                                 ------- ------
     % Moderate Allocation                                                                          % Moderate Allocation
----                                                                                 ------- ------
     % Aggressive Allocation                                                                        % Aggressive Allocation
----                                                                                 ------- ------
     % Small Cap Growth                                                                             % Small Cap Growth
----                                                                                 ------- ------
     % Small Cap Value                                                                              % Small Cap Value
----                                                                                 ------- ------
=========================== Must total 100% ==================================               ======== Must total 100% ========

    **Monthly transfers will begin 1 month after allocation to the DCA fixed period(s). If the transfer date falls on a weekend or holiday, the transfer will be made on the following valuation day. Transfers of equal monthly amounts will deplete the DCA fixed amount(s). The transfers will occur automatically for the duration of the fixed period(s) according to the subaccounts selected above.

OPTIONAL - WITH 18b
------------------------------------------------------------------------------------------------------------------------------------
19. PORTFOLIO REBALANCE PROGRAM Not applicable if purchase payments are allocated to a fixed period.

       FREQUENCY                     VARIABLE ACCOUNT ALLOCATED                     REBALANCE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------

Check one:                  Check one:                                        % Mid Cap Value              % High Income
                                                                         ----                         ----
[ ] Quarterly               [ ] a. Transfer the value in my                   % Large Cap Growth           % Global Securities
[ ] Semiannually                   subaccounts in proportion to          ----                         ----
[ ] Annually                       my purchase payment                        % Large Cap Value            % Conservative Allocation
                                   allocation schedule as                ----                         ----
If the frequency is not            indicated in Section 18 b.                 % Diversified Income         % Moderate Allocation
selected, transfers will                                                 ----                         ----
occur quarterly.            [ ] b. Transfer the value in my                   % Bond                       % Aggressive Allocation
                                   subaccounts as indicated to           ----                         ----
                                   the right.                                 % Money Market               % Small Cap Growth
                                                                         ----                         ----
                                             ================>                % International Stock        % Small Cap Value
                                                                         ----                         ----
                                                                              % Mid Cap Growth
                                                                         ----
                                If neither is selected, a. will apply.   === Whole %; minimum 1% per subaccount, must total 100% ===

OPTIONAL
------------------------------------------------------------------------------------------------------------------------------------
20. SPECIAL INSTRUCTIONS


    --------------------------------------------------------------------------------------------------------------------------------


    --------------------------------------------------------------------------------------------------------------------------------


    --------------------------------------------------------------------------------------------------------------------------------


    --------------------------------------------------------------------------------------------------------------------------------


    --------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
VAAPP-2007                                                      PAGE 5
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REQUIRED
------------------------------------------------------------------------------------------------------------------------------------
21. AGREEMENT

    o    I hereby represent that all my statements and answers given on this application are correct and true to the best of my knowledge and belief and are made as a basis for my application.

    o    I understand that no agent is authorized to make, modify or discharge any annuity contract provision or waive any of the
         Company's rights or requirements.

    o    If this contract will replace, change or modify an existing policy or contract, I hereby confirm my belief that replacing my existing contract is suitable, and I have considered product features, fees and charges.

    o    I understand that federal law requires all financial institutions to obtain the name, residential address, date of birth and government issued taxpayer identification number, and any other information necessary to sufficiently verify the identity of each customer.

    o    ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT, OR KNOWINGLY PRESENTS FALSE
         INFORMATION IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN PRISON,
         DEPENDING ON STATE LAW.

    o    I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS.

   [ ]   I REQUEST A STATEMENT OF ADDITIONAL INFORMATION.      Signed at
                                                                         ------------------------------    ------------------------
                                                                                      City                           State

       I UNDERSTAND THAT CONTRACT VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND
       NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

   --------------------------------------------------   ----------------------------------------------------------------------------
       Signature of Annuitant/Owner          Date                     Signature of Annuitant/Owner's Spouse                Date
        (Person Named in Section 1)                        (If Spouse Beneficiary Death Benefit selected in Section 16)

   --------------------------------------------------   ----------------------------------------------------------------------------
    Signature of Co-Annuitant, Co-Owner,     Date                             Signature of Owner                           Date
         or Co-Annuitant & Co-Owner                             (Person or Trustee(s) named in Section 3a or 3b -
        (Person Named in Section 2)                             Authorized Officer whose title is in Section 3c)



REQUIRED
------------------------------------------------------------------------------------------------------------------------------------
22. AGENT SECTION To the best of your knowledge:

    1) Does the applicant have any existing life insurance or annuities with our company or any other company?  [ ] Yes  [ ] No

    2) Will this contract replace, discontinue or change any existing life insurance or annuities?              [ ] Yes  [ ] No

       If yes, I hereby confirm:

       (a) Consideration has been given to product features, fees and charges.

       (b) This replacement meets the Company's standards for replacement sales.

       (c) All required documents have been completed in compliance with applicable state regulations.

       (d) The following sales material was used:
                                                 -----------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------------------------------------
           If no sales materials used, check here: [ ]


 Compensation Option:  [ ]1  [ ]2  [ ]3  [ ]4  If an Option is not selected or is incorrect, Option 1 will apply.
           (Standard and L-Share have options 1 - 4. Purchase Payment Credit has options 1 - 3.)

 ----------------------------    -----------------------------------------------------------   --- --- --- --- ---       --- --- ---
              Date                       Signature of Agent/Registered Representative                Rep ID              CBSI Rep ID

    If your Broker/Dealer is CUNA Brokerage Services, Inc., submit Application, VA Checklist, Account Application, check (if any),
    and any additional forms to:                     CUNA BROKERAGE SERVICES, INC.
                                                     2000 HERITAGE WAY
                                                     WAVERLY, IA 50677

    For other Broker/Dealers, follow their process and use their forms for suitability submission.

------------------------------------------------------------------------------------------------------------------------------------
VAAPP-2007

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